EXHIBIT 99.1

iAnthus Provides Update on the Florida Regulatory Approval for the Recapitalization Transaction Change of Ownership

NEW YORK, NY and TORONTO, ON - December 9, 2021 - iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, provides an update with respect to the Company’s previously announced recapitalization transaction (the “Recapitalization Transaction”). On November 4, 2021, iAnthus announced that the Florida Department of Health, Office of Medical Marijuana Use (the “OMMU”), by notice dated October 29, 2021, approved the variance request pursuant to Section 381.986(8)(e) of the Florida Statutes filed by the Company’s subsidiary, McCrory’s Sunny Hill Nursery, LLC d/b/a GrowHealthy (“McCrory’s”) to approve the prospective change of beneficial ownership of McCrory’s contemplated by the Recapitalization Transaction (the “Variance Request”).

On November 19, 2021, Michael Weisser, Benjamin Pollara and Florida for Care, Inc., a not-for-profit corporation representing members including qualified Florida medical marijuana patients, filed a Petition for Formal Administrative Hearing (the “Petition”) with the OMMU, challenging the OMMU’s approval of the Variance Request and requesting a formal administrative hearing before an administrative law judge at the Florida Division of Administrative Hearings. The OMMU has informed the Company that, as a result of the filing of the Petition challenging the agency’s decision within the permissible challenge period, the OMMU’s prior approval is not an enforceable final agency order until there is a final resolution of the Petition and a final agency order rendered under Rule 28-106 of the Florida Administrative Code, and Sections 120.569 and 120.57 of the Florida Statutes (collectively, the “Florida Rules”).

On December 6, 2021, the Florida Department of Health issued to the petitioners an “order to show cause” with respect to why the Petition meets the criteria set forth in Rule 28-106.201 and Rule 28-106.301 of the Florida Administrative Code. The petitioners have been ordered to either respond or amend the Petition by December 17, 2021.

As previously disclosed, securityholder approval and Court approval were two of the primary conditions for closing the Recapitalization Transaction, both of which conditions have been satisfied. The closing of the Recapitalization Transaction remains subject to certain closing conditions as set forth in the Restructuring Support Agreement dated July 10, 2020, as amended (the “RSA”). Specifically, certain of the transactions contemplated by the Recapitalization Transaction have triggered the requirement for an approval by state-level regulators in certain U.S. states with jurisdiction over the licensed cannabis operations of entities owned, in whole or in part or controlled directly or indirectly, by iAnthus in such states.

As disclosed in the Company’s news release dated November 4, 2021, regulatory approvals in Massachusetts, New York and Maryland1 necessary to close the Recapitalization Transaction were outstanding. As a result of the filing of the Petition, regulatory approval in Florida remains outstanding until there is a final resolution of the Petition and a final agency order is issued by the OMMU pursuant to the Florida Rules.

1 In New Jersey, a change of control approval is not required at the present time because the Company is awaiting approval by the Cannabis Regulatory Commission ("CRC") for the Company to close its acquisition of 100% of the equity interests in New Jersey license holder MPX New Jersey, LLC ("MPX NJ"), pursuant to certain contractual agreements (the "Agreements", and the approval application before the CRC, the "Amended Permit Application").  Upon any such approval thereof and the closing of the acquisition of all equity interests of MPX NJ within no later than five (5) business days thereafter, as set forth in the Agreements, a prior regulatory approval for the change of beneficial ownership of MPXNJ that would result from the Recapitalization Transaction will be required as a condition to closing under the RSA.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

COVID-19 Risk Factor

The Company may be impacted by business interruptions resulting from pandemics and public health emergencies, including those related to COVID-19. An outbreak of infectious disease, a pandemic, or a similar public health threat, such as the recent outbreak of COVID-19, or a fear of any of the foregoing could adversely impact the Company by causing operating, manufacturing, supply chain, and project development delays and disruptions, labor shortages, travel, and shipping disruption and shutdowns (including as a result of government regulation and prevention measures). It is unknown whether and how the Company may be affected if such a pandemic persists for an extended period of time, including as a result of the waiver of regulatory requirements or the implementation of emergency regulations to which the Company is subject. Although the Company has been deemed essential and/or has been permitted to continue operating its facilities in the states in which it cultivates, processes, manufactures, and sells cannabis during the pendency of the COVID-19 pandemic, there is no assurance that the Company’s operations will continue to be deemed essential and/or will continue to be permitted to operate. The Company may incur expenses or delays relating to such events outside of its control, which could have a material adverse impact on its business, operating results, financial condition, and the trading price of the Company’s common shares.

Forward-Looking Statements

Statements in this news release contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Company's reports that it files from time to time with the SEC and the Canadian securities regulators, which you should review including, but not limited to, the Company's Annual Report on Form 10-K filed with the SEC. When used in this news release, words such as “will,” could,” plan,” estimate,” expect,” intend,” may,” potential,” believe, “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's financial performance, business development and results of operations and the timing and outcome of the closing of the Recapitalization Transaction.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange or The Securities Exchange Commission have reviewed, approved or disapproved the content of this news release.

CONTACT INFORMATION

Corporate/Media/Investors:
Julius Kalcevich, CFO
iAnthus Capital Holdings, Inc.
1-646-518-9411
investors@ianthuscapital.com